Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Carreker Corporation (the Company) on Form 10-Q for the quarterly period ending April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Terry L. Gage, Chief Financial Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TERRY L. GAGE
Terry L. Gage, Chief Financial Officer

Dated: June 12, 2003